UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Allurion Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

March 24, 2025

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Allurion Technologies, Inc., I cordially invite you to attend our special meeting of stockholders on April 4, 2025 at 12:00 p.m. (Eastern Time). The Special Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the meeting, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2025SM.

Given the virtual format, there is no opportunity to attend the Special Meeting in person. To participate, you must have the 16-digit number that is shown on your proxy card or the instructions that accompanied your proxy materials. The notice of meeting and proxy statement that follow describe the business that stockholders will consider at the Special Meeting.

We hope that you will be able to attend the Special Meeting via our live audio webcast. However, regardless of whether you attend, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote by telephone, via the Internet, by mail, or through our live audio webcast of the Special Meeting, as described beginning on page 5 of the Proxy Statement.

Thank you for your continued support of Allurion Technologies, Inc.

Sincerely,

/s/ Shantanu Gaur

Shantanu Gaur

President and Chief Executive Officer

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 4, 2025

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Allurion Technologies, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. (Eastern Time) on April 4, 2025. The Special Meeting will be a completely virtual meeting conducted via live audio webcast.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2025SM and entering your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person.

The Special Meeting will be held for the following purposes:

•

Proposal 1: To approve the repricing of the July 2024 Purchaser Warrants (as defined below in the Proxy Statement) for purposes of complying with New York Stock Exchange (“NYSE”) Listing Rule 312.03(c);

•

Proposal 2: To approve the issuance of shares of common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of the January 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c);

•	Proposal 3: To approve the issuance of shares of Common Stock upon the exercise of the February 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c);

•

Proposal 4: To approve an amendment to the Amended Note Purchase Agreement (as defined below), which would, if, at any time, the Company’s market capitalization falls below $15 million (the “Market Capitalization Condition”), reduce the effective Conversion Price (as defined below) of up to $10 million aggregate principal amount of Notes (as defined below) as set forth in the proposal, in accordance with NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d);

•

Proposal 5: To approve an amendment to the Amended Note Purchase Agreement, which would, without regard to the Market Capitalization Condition, for a period beginning on the date of stockholder approval of such proposal and ending on the first anniversary thereof, reduce the effective Conversion Price of up to an additional $17 million aggregate principal amount of Notes as set forth in the proposal, in accordance with NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d); and

•

Proposal 6: To approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 1, 2, 3, 4 and 5.

The Board of Directors knows of no other matters to be presented at the Special Meeting. Only stockholders of record of our Common Stock as of the close of business on March 14, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting, or any postponement or adjournment thereof.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. You may also complete the proxy card included in the proxy materials and return your signed and dated proxy card in the enclosed return envelope. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank or other nominee, and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that nominee.

It is important that your shares be represented at the Special Meeting regardless of the number of shares you may hold. Please consider the issues presented in the Proxy Statement for the Special Meeting and promptly vote your shares to ensure that your shares are represented at the Special Meeting. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

If you have any questions about submitting your proxy or require assistance, please contact Innisfree M&A Incorporated, our proxy solicitor, toll-free at (877) 750-9499 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

By Order of the Board of Directors,

/s/ Brendan Gibbons

Brendan M. Gibbons

Chief Legal Officer and Secretary

Natick, Massachusetts

March 24, 2025

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 4, 2025

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Allurion Technologies, Inc. (“Allurion”, the “Company”, “we”, “us” or “our”) of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on April 4, 2025, at 12:00 p.m. (Eastern Time), and at any postponement or adjournment of the Special Meeting. The Special Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2025SM and entering your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

It is expected that the Notice of Meeting, this Proxy Statement and the accompanying proxy card will be mailed on or about March 24, 2025 to our stockholders as of the close of business on the Record Date (as defined below).

Record Date and Outstanding Shares

Holders of record of shares of our common stock, $0.0001 par value per share (the “Common Stock”), as of the close of business on March 14, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.

As of the Record Date, there were 5,963,549 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Special Meeting. The shares of Common Stock are the only voting securities of the Company.

Proposals

At the Special Meeting, our stockholders will be asked:

1.

To approve the repricing of the July 2024 Purchaser Warrants (as defined below) to comply with New York Stock Exchange (“NYSE”) Listing Rule 312.03(c) (such repricing, the “Warrant Repricing” and such proposal, the “Warrant Repricing Proposal” or “Proposal 1”);

2.

To approve the issuance of shares of Common Stock upon the exercise of the January 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c) (the “January 2025 Warrant Shares Issuance Proposal” or “Proposal 2”);

3.

To approve the issuance of shares of Common Stock upon the exercise of the February 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c) (the “February 2025 Warrant Shares Issuance Proposal” or “Proposal 3”);

4.	To approve an amendment to the Amended Note Purchase Agreement (as defined below), which would, if, at any time, the Company’s market capitalization falls below $15 million (the “Market

Capitalization Condition”), reduce the effective Conversion Price (as defined below) of up to $10 million aggregate principal amount of Notes (as defined below) as set forth in the proposal, in accordance with NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d) (the “Market Capitalization-Based Note Conversion Price Amendment Proposal” or “Proposal 4”);

5.

To approve an amendment to the Amended Note Purchase Agreement, which would, without regard to the Market Capitalization Condition, for a period beginning on the date of stockholder approval of such proposal and ending on the first anniversary thereof, reduce the effective Conversion Price of up to an additional $17 million aggregate principal amount of Notes as set forth in the proposal, in accordance with NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d) (the “Additional Note Conversion Price Amendment Proposal” or “Proposal 5”); and

6.

To approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 1, 2, 3, 4 and 5 (the “Adjournment Proposal” or “Proposal 6”).

Recommendations of the Board and Proxies

The Board recommends that you vote your shares as indicated below:

•	FOR the Warrant Repricing Proposal;

•	FOR the January 2025 Warrant Shares Issuance Proposal;

•	FOR the February 2025 Warrant Shares Issuance Proposal;

•	FOR the Market Capitalization-Based Note Conversion Price Amendment Proposal;

•	FOR the Additional Note Conversion Price Amendment Proposal; and

•	FOR the Adjournment Proposal, if necessary.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of the Board set forth above.

Any stockholder may revoke a proxy at any time prior to the Special Meeting by signing and submitting a later-dated proxy or a written notice of revocation to the Secretary of the Company, or by granting a subsequent proxy through the Internet or telephone. Stockholders attending the Special Meeting may also revoke their proxies by voting online at the Special Meeting. Attendance at the Special Meeting will not itself be deemed to revoke a proxy unless a stockholder gives affirmative notice at the Special Meeting that such stockholder intends to revoke the proxy and vote online. If a stockholder’s shares are held in street name, such holder may change or revoke voting instructions by following the specific directions provided by the stockholder’s bank or broker. See “Can I change my vote after I submit my proxy?” below.

Quorum and Adjournment; Abstentions and Broker Non-Votes

The presence by remote communication (i.e., online) or by proxy of the holders of a majority in voting power of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Special Meeting.

The stockholders that are present online or represented by proxy at the Special Meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present. If the Special Meeting is adjourned to another time, date or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice is not required to be given of the adjourned meeting if the time, place (if any), and the means of remote communication by which stockholders and proxy holders may attend and participate at such adjourned meeting are announced at the Special Meeting, displayed on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication during the time scheduled for the Special Meeting, or as set forth in the Notice of Special Meeting. However, if the adjournment is for more than 30 days from the original meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communication, if any, will be given to each stockholder of record entitled to vote and each stockholder who, by law or under the Company’s organizational documents, is entitled to such notice.

At any adjourned Special Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Special Meeting as originally scheduled.

Abstentions will count in determining whether a quorum is present at the Special Meeting and any adjourned meeting. Because each of the proposals to be voted on at the Special Meeting is considered to be a “nonroutine” proposal, there will be no broker non-votes and broker non-votes will not count for purposes of determining whether a quorum is present. A broker non-vote occurs if the broker or other nominee who holds shares represented by a proxy has not received instructions with respect to a particular proposal and does not have discretionary authority with respect to such proposal. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposals 1, 2, 3, 4, 5 and 6 are considered to be “non-routine” under these rules, such that your broker may not vote your shares on those proposals in the absence of your voting instructions.

The votes required and the treatment of abstentions for each matter to be voted on at the Special Meeting are set forth in “How many votes are required for the approval of the proposals to be voted upon and how will abstentions be treated?” below.

Other Matters

Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. Pursuant to our Amended and Restated Bylaws (our “Bylaws”), only those matters set forth in the Notice of Special Meeting may be considered and acted upon at the Special Meeting.

No director or executive officer of the Company since the beginning of the last fiscal year, or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

Who is entitled to vote at the Special Meeting?

The Record Date for the Special Meeting is March 14, 2025. You are only entitled to vote at the Special Meeting if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Special Meeting. At the close of business on the Record Date, there were 5,963,549 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

A list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Special Meeting at our headquarters located at 11 Huron Drive, Natick, MA 01760. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by emailing secretary@allurion.com or writing to such officer at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Special Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in such holder’s name. Shares held in “street name” are held in the name of a bank or brokerage firm on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card included with the printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm on how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You are also invited to attend the Special Meeting via the internet at www.virtualshareholdermeeting.com/ALUR2025SM. However, because you are not the stockholder of record, you may not vote your shares live online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting online or by proxy of the holders of a majority in voting power of the issued and outstanding shares of our Common Stock entitled to vote on the Record Date will constitute a quorum for the Special Meeting.

Who can attend the Special Meeting?

If you are a stockholder of record or a beneficial owner as of the Record Date, you may attend and participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/ALUR2025SM. To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chairperson of the Special Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the proxy card provided in the enclosed envelope.

How do I vote?

Stockholders of Record.

If you are a stockholder of record, you may vote:

•

By Internet before the Special Meeting—You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card. You will need the 16-digit control number included on your proxy card.

•	By Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You will need the 16-digit control number included on your proxy card.

•

By Mail—You can vote by mail by completing, signing, dating and mailing the proxy card you received by mail. Proxy cards submitted by mail must be received no later than April 3, 2025 to be voted at the Special Meeting.

•

During the Special Meeting—If you attend the Special Meeting online and wish to vote electronically during the meeting at www.virtualshareholdermeeting.com/ALUR2025SM, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Internet and telephone voting facilities for stockholders of record will be made available 24 hours a day and will close at 11:59 p.m., Eastern Time, on Thursday, April 3, 2025.

Whether or not you expect to attend the Special Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.”

If your shares are held in “street name” through a bank or brokerage firm, you will receive instructions on how to vote from the bank or broker. You must follow the bank’s or broker’s instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Special Meeting, you must contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of the Company prior to or at the Special Meeting; or

•	by voting online at the Special Meeting.

Your most recent proxy card or Internet or telephone proxy is the vote that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Special Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Special Meeting?

Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. Pursuant to our Bylaws, only those matters set forth in the Notice of Special Meeting may be considered and acted upon at the Special Meeting.

What if I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ALUR2025SM.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions be treated?

Proposal	Votes Required	Effect of Abstentions
Proposal 1:
Warrant Repricing Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 2:
January 2025 Warrant Shares Issuance Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 3:
February 2025 Warrant Shares Issuance Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 4:
Market Capitalization-Based Note Conversion Price Amendment Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 5:
Additional Note Conversion Price Amendment Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 6:
Adjournment Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.

What is an “abstention” and how will abstentions be treated?

An “abstention,” in the case of the proposals regarding approval of the Warrant Repricing Proposal, the January 2025 Warrant Shares Issuance Proposal, the February 2025 Warrant Shares Issuance Proposal, the Market Capitalization-Based Note Conversion Price Amendment Proposal, the Additional Note Conversion Price Amendment Proposal and the Adjournment Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on Proposals 1, 2, 3, 4, 5 and 6.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. Proposals 1, 2, 3, 4, 5 and 6 are considered to be “non-routine” under the rules that govern brokers who are voting shares held in street name, such that your broker may not vote your shares on those proposals in the absence of your voting instructions. Because each proposal is considered to be “non-routine,” there will be no broker non-votes and broker non-votes will not count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting. After the Form 8-K is filed, you may obtain a copy by visiting the investor relations section of our website at investors.allurion.com or by writing to Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760, Attention: Corporate Secretary.

How and when did Allurion Technologies, Inc. become a public company?

On February 9, 2023, Legacy Allurion (as defined below) and Allurion entered into the Business Combination Agreement (as subsequently amended on May 2, 2023, the “Business Combination Agreement”) with Compute Health Acquisition Corp. (“CPUH” or “Compute Health”), Compute Health Corp. (“Merger Sub I”) and Compute Health LLC (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”). Pursuant to the Business Combination Agreement, on August 1, 2023, the Mergers (as defined below) were consummated in three steps: (a) Compute Health merged with and into Allurion (the “CPUH Merger”), with Allurion surviving the CPUH Merger as a publicly listed entity and becoming the sole owner of the Merger Subs; (b) three hours following the consummation of the CPUH Merger, Merger Sub I merged with and into Legacy Allurion (the “Intermediate Merger”), with Legacy Allurion surviving the Intermediate Merger and becoming a direct, wholly-owned subsidiary of Allurion; and (c) thereafter, Legacy Allurion merged with and into Merger Sub II (the “Final Merger” and, collectively with the CPUH Merger and the Intermediate Merger, the “Mergers”, and together with all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Merger Sub II surviving the Final Merger and remaining a direct, wholly-owned subsidiary of Allurion. Allurion’s Common Stock began trading on the NYSE under the ticker symbol “ALUR” on August 2, 2023. Upon completion of the Business Combination, Legacy Allurion’s business operations continued as our business operations.

What is “Legacy Allurion”?

References in the Proxy Statement to Legacy Allurion refer to Allurion Technologies, LLC (f/k/a Allurion Technologies Opco, Inc., f/k/a Allurion Technologies, Inc.) prior to the closing of the Business Combination.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this Proxy Statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Innisfree M&A Incorporated (“Innisfree”), our proxy solicitor, toll-free at (877) 750-9499 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

PROPOSAL 1: WARRANT REPRICING PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the repricing of the July 2024 Purchaser Warrants pursuant to the January 2025 Purchase Agreement and Subscription Agreement (as such terms are defined below) in accordance with NYSE Listing Rule 312.03(c).

On January 24, 2025, we entered into a securities purchase agreement (the “January 2025 Purchase Agreement”) with certain purchasers (the “January 2025 Purchasers”), pursuant to which we issued an aggregate of 1,240,000 shares of Common Stock (the “January 2025 Shares”) in a registered offering (the “January 2025 Offering”) and 1,240,000 accompanying warrants to purchase 1,240,000 shares of Common Stock (the “January 2025 Warrants”) in a concurrent private placement (the “January 2025 Private Placement”). The offering price per share and accompanying January 2025 Warrant in the January 2025 Offering and January 2025 Private Placement was $6.00, considerably higher than the previous day’s closing price per share of $3.70. The January 2025 Offering and January 2025 Private Placement resulted in gross proceeds to the Company of $7.4 million.

On February 19, 2025, we entered into the February 2025 Purchase Agreement (as defined below) pursuant to which we issued 900,000 shares of Common Stock (the “February 2025 Shares”) and 1,800,000

accompanying warrants to purchase 1,800,000 shares of Common Stock (the “February 2025 Purchaser Warrants”) in a concurrent private placement (the “February 2025 Private Placement”) and entered into a subscription agreement (the “Subscription Agreement”) with an accredited investor affiliated with Leavitt Equity Partners (“Leavitt” and, together with the January 2025 Purchasers, the “Purchasers”) in which we issued 267,686 shares of Common Stock and warrants to purchase 535,372 shares, in each case at an offering price of $5.23 per share and accompanying warrant, which was slightly higher than the previous day’s closing price per share of $5.22. The February 2025 Offerings (as defined below) resulted in gross proceeds to the Company of $6.1 million.

The transactions described above generated critical capital for the Company. The Company intends to use the net proceeds of such transactions to fund its clinical pipeline testing the effects of the combination of the Allurion Balloon and GLP-1 therapy on muscle mass and long-term GLP-1 adherence, for working capital, for general corporate purposes, and to satisfy certain contractual obligations to its lender, RTW.

In order to incentivize the Purchasers to participate in such transactions, pursuant to the January 2025 Purchase Agreement and the Subscription Agreement, we agreed to seek stockholder approval to amend the warrants to purchase Common Stock (the “July 2024 Public Warrants”) held by the Purchasers (such warrants, the “July 2024 Purchaser Warrants”) issued in the public offering we completed in July 2024 (the “July 2024 Offering”), which have an exercise price of $30.00 per share, to reduce the exercise price to $6.00 per share, effective upon the receipt of such stockholder approval. The amendments to the July 2024 Purchaser Warrants, which we refer to herein as the “Warrant Amendments,” are described below.

Purpose of the Warrant Amendments

We are asking stockholders to approve, for purposes of complying with NYSE Listing Rule 312.03(c), the repricing of the July 2024 Purchaser Warrants to reduce the exercise price from $30.00 per share to $6.00 per share, with such July 2024 Purchaser Warrants becoming exercisable at the reduced price upon the receipt of such stockholder approval.

As required by NYSE Listing Rule 312.03(c), the repricing of the July 2024 Purchaser Warrants will only occur on the effective date of such stockholder approval at the Special Meeting. In the event that stockholder approval is not obtained, the Warrant Amendments will be null and void, and the provisions of the July 2024 Purchaser Warrants in effect prior to the date of the Warrant Amendments will remain in effect. Pursuant to the January

2025 Purchase Agreement and the Subscription Agreement, we have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the Warrant Amendments by March 28, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the July 2024 Purchaser Warrants are no longer outstanding.

Description of July 2024 Purchaser Warrants

The following summary of certain terms and provisions of the July 2024 Purchaser Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the July 2024 Purchaser Warrants, the form of which was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 1, 2024.

Duration and Exercise Price

Each July 2024 Purchaser Warrant has a current exercise price of $30.00 per share. The July 2024 Purchaser Warrants are immediately exercisable and expire on July 1, 2029. The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price. The current exercise price and number of shares issuable upon exercise thereof reflect the adjustment for the 1-for-25 reverse stock split we effected on January 3, 2025. The July 2024 Purchaser Warrants were issued separately from the Common Stock issued and sold in the July 2024 Offering and may be transferred separately. Each Purchaser received one July 2024 Purchaser Warrant per share of Common Stock purchased in the July 2024 Offering.

Exercisability

The July 2024 Purchaser Warrants are exercisable, at the option of each holder, in whole or in part, by delivering a duly executed exercise notice accompanied by payment in full for the number of shares of our Common Stock purchased upon such exercise. A holder (together with its affiliates) may not exercise any portion of the July 2024 Purchaser Warrants to the extent that the holder would own more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s July 2024 Purchaser Warrants. No fractional shares of Common Stock will be issued in connection with the exercise of a July 2024 Purchaser Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Transferability

Subject to applicable laws, a July 2024 Purchaser Warrant may be transferred at the option of the holder upon surrender of the July 2024 Purchaser Warrant together with the appropriate instruments of transfer.

Exchange Listing

We have not listed, and do not intend to list, the July 2024 Purchaser Warrants on the NYSE or any other securities exchange or nationally recognized trading system.

Right as a Stockholder

Except as otherwise provided in the July 2024 Purchaser Warrants or by virtue of a holder’s ownership of shares of our Common Stock, the holders of the July 2024 Purchaser Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their July 2024 Purchaser Warrants.

Reason for Seeking Stockholder Approval

Our Common Stock is listed on the NYSE. NYSE Listing Rule 312.03(c) requires us to obtain stockholder approval prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions if (1) the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock; or (2) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock; provided, that stockholder approval will not be required for any such issuance involving any public offering for cash; or any other financing (that is not a public offering for cash) in which the company is selling securities for cash, if such financing involves a sale of Common Stock, or securities convertible into or exercisable for Common Stock, at a price at least as great as the “Minimum Price.” “Minimum Price” is defined in NYSE Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Since the expected repriced exercise price of the July 2024 Purchaser Warrants is below the Minimum Price at the time of the original issuance of each of the July 2024 Purchaser Warrants, in order to permit the repricing of the July 2024 Purchaser Warrants, stockholder approval is required. This Proposal 1 is included in this Proxy Statement for purposes of seeking this approval.

We agreed to seek stockholder approval for the repricing of the July 2024 Purchaser Warrants to (i) increase the likelihood that the Purchasers will exercise such warrants for cash, thereby generating cash proceeds to us, and (ii) induce such Purchasers to participate in the January 2025 Offering, January 2025 Private Placement and Leavitt Private Placement. Nevertheless, we can give no assurances that, if the Warrant Repricing Proposal is approved, the July 2024 Purchaser Warrants will be exercised.

Potential Consequences if the Proposal is Not Approved

The Board is not seeking the approval of our stockholders to issue the July 2024 Purchaser Warrants, as the July 2024 Offering has already been completed and the July 2024 Purchaser Warrants have already been issued. We are only asking for approval to allow the repricing of the July 2024 Purchaser Warrants pursuant to the Warrant Amendments.

We agreed to hold a meeting of stockholders for the purpose of obtaining approval of this Proposal 1, with the recommendation of our Board that such proposal be approved. If we do not obtain approval of this proposal at this Special Meeting, we are required to call a new meeting every 60 days to seek approval until the earlier of the date on which stockholder approval is obtained or the July 2024 Purchaser Warrants are no longer outstanding. As such, the failure of our stockholders to approve this Proposal 1 at the Special Meeting will mean that we will incur substantial costs and expenses in the future in connection with calling additional meetings every 60 days. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

To the extent this Proposal 1 is approved and all or any portion of the July 2024 Purchaser Warrants are exercised by the holders for cash, we would receive the proceeds from such exercises. If this Proposal 1 is not approved, the July 2024 Purchaser Warrants will have an exercise price substantially above our current market price and it is unlikely the July 2024 Purchaser Warrants will be exercised and we therefore will not receive any proceeds therefrom.

Potential Adverse Effects of the Approval of the Proposal

Dilution

If our stockholders vote to approve the Warrant Repricing Proposal, the issuance of shares of our Common Stock upon exercise of the July 2024 Purchaser Warrants will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the Purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock upon exercise of the July 2024 Purchaser Warrants. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the issuance of such Common Stock upon exercise of the July 2024 Purchaser Warrants cannot be fully determined as of the date hereof as such July 2024 Purchaser Warrants are only expected to be exercised if the market price of the Common Stock is above the $6.00 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the July 2024 Purchaser Warrants.

Potential Negative Effect on Market Price

The sale into the public market of the shares issuable upon exercise of the July 2024 Purchaser Warrants, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 1. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE WARRANT REPRICING PROPOSAL.

PROPOSAL 2: JANUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the issuance of shares of our Common Stock upon the exercise of the January 2025 Warrants (such shares, the “January 2025 Warrant Shares” and such issuance, the “January 2025 Warrant Shares Issuance”), in accordance with NYSE Listing Rule 312.03(c).

The January 2025 Warrants

As described above, in January 2025, pursuant to the January 2025 Purchase Agreement, we issued an aggregate of 1,240,000 January 2025 Shares in the January 2025 Offering and 1,240,000 January 2025 Warrants in the January 2025 Private Placement, at an offering price of $6.00 per January 2025 Share and accompanying January 2025 Warrant. The January 2025 Offering and January 2025 Private Placement closed on January 27, 2025, and resulted in gross proceeds of $7.4 million. The Company intends to use the net proceeds of such transaction as described in Proposal 1 above.

NYSE Listing Rule 312.03(c)

NYSE Listing Rule 312.03(c) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. However, stockholder approval is not required if such transaction is a cash sale for a price that is at least the “Minimum Price,” defined in Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Although the offering price per January 2025 Share was greater than the Minimum Price per share of Common Stock, no additional consideration was received for the January 2025 Warrants. Because the Minimum Price of a January 2025 Share of $3.15, together with the Black-Scholes value of the January 2025 Warrant, may collectively be greater than the offering price of $6.00 per January 2025 Share and accompanying January 2025 Warrant, the January 2025 Warrants may be deemed to have been issued at an offering price below the Minimum Price.

January 2025 Warrant Exercise

The January 2025 Warrants will not be exercisable until we obtain stockholder approval for the January 2025 Warrant Shares Issuance as required by the applicable rules and regulations of the NYSE. The January 2025 Warrants will then be immediately exercisable and will expire on the fifth anniversary of the date such stockholder approval is obtained.

Stockholder Approval Requirement

As discussed above, we may be required to obtain stockholder approval to approve the January 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the January 2025 Warrants may be deemed to have been sold at an offering price below the Minimum Price.

Pursuant to the January 2025 Purchase Agreement, we have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the issuance of the January 2025 Warrant Shares by

March 28, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the January 2025 Warrants are no longer outstanding.

Rights and Limitations

Registration Rights

We have agreed to file a resale registration statement with the SEC within 30 days of the date of the January 2025 Purchase Agreement to register the resale of the January 2025 Warrant Shares. We must use commercially reasonable efforts to have such registration statement declared effective by the SEC within 90 days following the closing of the January 2025 Offering and January 2025 Private Placement.

Beneficial Ownership Limitations

A holder (together with its affiliates) may not exercise any portion of the January 2025 Warrants to the extent that the holder would own more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s January 2025 Warrants.

Reason for Seeking Stockholder Approval

As discussed above, we are required to obtain stockholder approval to approve the January 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the January 2025 Warrants may be deemed to have been sold at an offering price below the Minimum Price.

Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Listing Rule 312.03(c) and will satisfy our obligation to obtain stockholder approval under the January 2025 Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 2 is not approved by our stockholders, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the January 2025 Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Special Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The January 2025 Warrants are not exercisable until we obtain stockholder approval of the January 2025 Warrant Shares Issuance. Thus, failure to obtain such approval will prevent holders of the January 2025 Warrants from exercising, and we will not be able to receive the exercise price for such January 2025 Warrants until we have obtained stockholder approval.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the January 2025 Warrant Shares Issuance, the issuance of January 2025 Warrant Shares will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the holders that exercise such warrants, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the January 2025 Warrant Shares Issuance cannot be fully determined as of the date hereof as such January 2025 Warrants are only expected to be exercised if the market price of the Common Stock is above the $6.00 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the January 2025 Warrants.

Potential Negative Effect on Market Price

The January 2025 Warrant Shares registered on the resale registration statement (as the same may be amended in the future) will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our Common Stock may be sold by the holders of the January 2025 Warrants in the public market. If there are significantly more shares of our Common Stock offered for sale than buyers are willing to purchase, then the market price of our Common Stock will decline to a market price at which buyers are willing to purchase the offered Common Stock and sellers remain willing to sell our Common Stock. The sale of the shares by holders of the January 2025 Warrants, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Required Vote and Recommendation of the Board for Proposal 2

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 2. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE JANUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL.

PROPOSAL 3: FEBRUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the issuance of shares of our Common Stock upon the exercise of the February 2025 Warrants (such shares, the “February 2025 Warrant Shares” and such issuance, the “February 2025 Warrant Shares Issuance”), in accordance with NYSE Listing Rule 312.03(c).

The February 2025 Warrants

As described above, in February 2025, the Company raised capital in two transactions. On February 19, 2025, we entered into (i) a securities purchase agreement (the “February 2025 Purchase Agreement”) with certain purchasers, pursuant to which we sold an aggregate of 900,000 February 2025 Shares in a registered offering (the “February 2025 Offering”) and 1,800,000 February 2025 Purchaser Warrants in the February 2025 Private Placement, and (ii) the Subscription Agreement with Leavitt, pursuant to which we issued an aggregate of 267,686 shares of Common Stock (the “Private Placement Shares”) and 535,372 warrants to purchase up to 535,372 shares of Common Stock (the “Private Placement Warrants” and, together with the February 2025 Purchaser Warrants, the “February 2025 Warrants”) in a concurrent private placement (the “Leavitt Private Placement”), in each case at an offering price of $5.23 per share and accompanying warrant. The February 2025 Offering, February 2025 Private Placement and Leavitt Private Placement (collectively, the “February 2025 Offerings”) closed on February 20, 2025, and resulted in gross proceeds to the Company of $6.1 million. The Company intends to use the net proceeds of these transactions as described in Proposal 1 above.

NYSE Listing Rule 312.03(c)

NYSE Listing Rule 312.03(c) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. However, stockholder approval is not required if such transaction is a cash sale for a price that is at least the “Minimum Price,” defined in Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Although the offering price per February 2025 Share was greater than the Minimum Price per share of Common Stock, no additional consideration was received for the February 2025 Warrants. Because the Minimum Price of a February 2025 Share of $3.90, together with the Black-Scholes value of the February 2025 Warrant, may collectively be greater than the offering price of $5.23 per February 2025 Share and accompanying February 2025 Warrant, the February 2025 Warrants may be deemed to have been issued at an offering price below the Minimum Price.

February 2025 Warrant Exercise

The February 2025 Warrants will not be exercisable until we obtain stockholder approval for the February 2025 Warrant Shares Issuance as required by the applicable rules and regulations of the NYSE. The February 2025 Warrants will then be immediately exercisable and will expire on the fifth anniversary of the date such stockholder approval is obtained.

Stockholder Approval Requirement

As discussed above, we may be required to obtain stockholder approval to approve the February 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the February 2025 Warrants may be deemed to have been sold at an offering price below the Minimum Price.

Pursuant to the February 2025 Purchase Agreement, we have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the issuance of the February 2025 Warrant Shares by March 28, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the February 2025 Warrants are no longer outstanding.

Rights and Limitations

Registration Rights

We have agreed to file a resale registration statement with the SEC by April 7, 2025 to register the resale of the Private Placement Shares and February 2025 Warrant Shares. We must use commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable, but in no event later than the date which shall be either (a) in the event that the SEC does not review such registration statement, May 21, 2025, or (b) in the event that the SEC reviews such registration statement, June 20, 2025 (but in any event, no later than three business days following the SEC indicating that it has no further comments on the registration statement).

Beneficial Ownership Limitations

A holder (together with its affiliates) may not exercise any portion of the February 2025 Warrants to the extent that the holder would own more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s February 2025 Warrants.

Reason for Seeking Stockholder Approval

As discussed above, we are required to obtain stockholder approval to approve the February 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the February 2025 Shares and the February 2025 Warrants may be deemed to have been sold in an offering price below the Minimum Price.

Stockholder approval of this Proposal 3 will constitute stockholder approval for purposes of Listing Rule 312.03(c) and will satisfy our obligation to obtain stockholder approval under the February 2025 Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 3 is not approved by our stockholders, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the February 2025 Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Special Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The February 2025 Warrants are not exercisable until we obtain stockholder approval of the February 2025 Warrant Shares Issuance. Thus, failure to obtain such approval will prevent holders of the February 2025 Warrants from exercising, and we will not be able to receive the exercise price for such February 2025 Warrants until we have obtained stockholder approval.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the February 2025 Warrant Shares Issuance, the issuance of February 2025 Warrant Shares will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the February 2025 Warrant Shares Issuance cannot be fully determined as of the date hereof as such February 2025 Warrants are only expected to be exercised if the market price of the Common Stock is above the $5.23 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the February 2025 Warrants.

Potential Negative Effect on Market Price

The February 2025 Warrant Shares registered on the resale registration statement (as the same may be amended in the future) will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our Common Stock may be sold by the holders of the February 2025 Warrants in the public market. If there are significantly more shares of our Common Stock offered for sale than buyers are willing to purchase, then the market price of our Common Stock will decline to a market price at which buyers are willing to purchase the offered Common Stock and sellers remain willing to sell our Common Stock. The sale of the shares by holders of the February 2025 Warrants, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Required Vote and Recommendation of the Board for Proposal 3

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 3. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE FEBRUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL.

PROPOSAL 4: MARKET CAPITALIZATION-BASED NOTE CONVERSION PRICE AMENDMENT PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve an amendment (the “Market Capitalization-Based Note Conversion Price Amendment”) to the Amended Note Purchase Agreement (as defined below) to reduce the effective conversion price (the “Conversion Price”) of up to $10 million in aggregate principal amount (the “Market Capitalization-Based Maximum Conversion Amount”) of Notes (as defined below) from $40.50 to a price not less than $3.35 (the “Conversion Floor Price”), which price shall be $3.35 for one tranche and is subject to mutual agreement with respect to the other tranche, but not less than $3.35, on the terms set forth below. Stockholder approval is being sought to satisfy the requirements of NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d), which are described below.

If the Market Capitalization-Based Maximum Conversion Amount were to be converted at the Conversion Floor Price, an aggregate of 2,985,075 shares of Common Stock would be issued upon such conversion.

The Conversion Price of the Market Capitalization-Based Maximum Conversion Amount would be reduced as set forth below only if, immediately prior to the time of such conversion, our market capitalization, as determined in accordance with the rules of the NYSE or such other nationally recognized securities exchange upon which our Common Stock is then listed, has fallen below $15 million (the “Market Capitalization Condition”).

Section 802.01 of the NYSE Listed Company Manual provides that, if a listed company’s market capitalization over a consecutive 30-trading day period is less than the Market Capitalization Condition, then such company is subject to suspension and delisting procedures without eligibility for certain remedial procedures to regain compliance with NYSE listing requirements. Accordingly, we believe that it is in the best interests of the Company and its stockholders to provide the Company with the ability to quickly increase its market capitalization through the issuance of shares upon conversion of the Notes in the event that the Market Capitalization Condition is triggered.

If, at any time following the later of execution of the Market Capitalization-Based Note Conversion Price Amendment and the approval thereof by our stockholders (the “Market Capitalization-Based Amendment Effective Time”), the Market Capitalization Condition has been triggered, then:

•

RTW shall provide the Company a notice to convert $5 million aggregate principal amount of the Notes and the Company shall accept such notice and such $5 million aggregate principal amount of Notes shall be converted into 1,492,537 shares of Common Stock at the Conversion Floor Price; and

•

RTW may provide the Company a notice to convert an additional $5 million aggregate principal amount of Notes into shares of Common Stock at a Conversion Price not less than the Conversion Floor Price. RTW may submit a notice to convert such additional $5 million aggregate principal amount of Notes at its sole discretion and the Company may accept or reject such notice at its sole discretion. We expect that the Company and RTW will discuss and agree upon the Conversion Price to be included in the conversion notice prior to the submission thereof.

Based upon 5,963,549 shares of our Common Stock outstanding as of March 12, 2025, our market capitalization would fall below $15 million if the trading price of our Common Stock is less than or equal to $2.51. Accordingly, any conversion of Notes at the Conversion Price Floor of $3.35 per share would be at a considerable premium to the maximum trading price that would result in the triggering of the Market Capitalization Condition.

The Market Capitalization-Based Note Conversion Price Amendment is subject to the negotiation, finalization, execution and delivery of definitive documentation. We expect that the Market Capitalization-Based Note Conversion Price Amendment will contain provisions with respect to the voting of the shares of Common Stock issued upon conversion of the Notes requiring that RTW either (i) refrain from voting such shares or (ii) vote such shares in the same proportion as the shares of Common Stock voted by holders of our Common Stock who are not affiliated with RTW.

We believe that the Market Capitalization-Based Note Conversion Price Amendment will provide the Company with the flexibility to:

•	reduce our overall debt burden and our payment obligations related thereto;

•	increase our stockholders equity, which may contribute to our ability to satisfy the requirements of the NYSE or such other nationally recognized securities exchange; and

•	increase financial and operational flexibility as a result of the elimination of the requirement to comply with the covenants set forth in the Amended Note Purchase Agreement.

The Amended Note Purchase Agreement

On April 14, 2024, the Company entered into that certain Note Purchase Agreement with RTW Investments, LP (“RTW”), as agent for the purchasers (the “Note Purchasers”) party thereto from time to time (RTW in such capacity, the “Principal Purchaser”), and Acquiom Agency Services LLC as collateral agent for the Note Purchasers and Principal Purchaser, as amended on April 16, 2024 by that certain First Amendment to the Note Purchase Agreement and on January 7, 2025 by that certain Omnibus Amendment (the “Omnibus Amendment”) by and among the Company, RTW and the other parties thereto (as amended, the “Amended Note Purchase Agreement”). Pursuant to the Amended Note Purchase Agreement, the Company issued and sold $48 million aggregate principal amount of convertible senior secured notes (the “Notes”) to the Note Purchasers in a private placement transaction. The Company used the proceeds from the issuance of the Notes to refinance its then-outstanding obligations under the Credit Agreement and Guaranty, dated as of August 1, 2023 (as subsequently amended) with Fortress Credit Corp. as administrative agent for the lenders from time to time party thereto (the “Credit Agreement and Guaranty”). The Company repaid all obligations under the Credit Agreement and Guaranty in full with the proceeds of the Notes, as well as fees and expenses in connection therewith and in connection with the transactions contemplated by the Amended Note Purchase Agreement.

The current Conversion Rate of the Notes of 24.6920 shares of our Common Stock per $1,000 principal amount of Notes is equivalent to an effective Conversion Price of approximately $40.50 per share of Common Stock, which is the price determined by dividing $1,000 by the number of shares of Common Stock issuable upon such conversion. At the Conversion Floor Price, the Conversion Rate would be approximately 298.5 shares of Common Stock per $1,000 principal amount of Notes, up to the Market Capitalization-Based Maximum Conversion Amount.

NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d); Section 802.01 of the NYSE Listed Company Manual

NYSE Listing Rule 312.03(b)(i) provides that stockholder approval is required prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions to a director, officer, controlling shareholder or member of a control group, or any other substantial security holder of the issuer that has an affiliated person who is an officer or director of the company (each, an “Active Related Party”), if the number of shares of Common Stock to be issued, or the number of shares of Common Stock into which the securities may be convertible or exercisable, exceeds either 1.0% of the number of shares of Common Stock or 1.0% of the voting power outstanding before the issuance. In addition, NYSE Listing Rule 312.03(c) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. However, stockholder approval under NYSE Listing Rules 312.03(b)(i) and 312.03(c) is not required if such transaction is a cash sale for a price that is at least the “Minimum Price.”

As discussed in Proposal 1 above, “Minimum Price” is defined as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

In addition, NYSE Listing Rule 312.03(d) provides that stockholder approval is required for any issuance that will result in a change of control of the issuer. Under applicable NYSE guidance, a change of control may be deemed to occur if a substantial stockholder acquires shares of Common Stock resulting in the ownership of additional shares, even though such stockholder owns less than a majority of the total voting power of all of the listed company’s outstanding shares of Common Stock.

Section 802.01 of the NYSE Listed Company Manual provides that, if a listed company’s market capitalization over a consecutive 30-trading day period is less than the Market Capitalization Condition, then such company is subject to suspension and delisting procedures without eligibility for certain remedial procedures to regain compliance with NYSE listing requirements.

Note Conversion

The Notes are convertible into shares of our Common Stock at a Note Purchaser’s election at any time, subject to certain terms and limitations in the Amended Note Purchase Agreement, based on a current Conversion Rate of 24.6920 shares of Common Stock per $1,000 principal amount of Notes (equivalent to a Conversion Price of approximately $40.50 per share). At our 2024 annual meeting of stockholders on December 16, 2024, we obtained the approval of our stockholders for the issuance of shares of Common Stock upon conversion of the Notes in accordance with NYSE Listing Rules. A holder of Notes may not exercise the Notes if such holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. We anticipate that the Market Capitalization-Based Note Conversion Price Amendment will amend this limitation such that conversions upon the occurrence of the Market Capitalization Condition may occur.

Stockholder Approval Requirement

The NYSE determined that RTW is an Active Related Party under NYSE Listing Rule 312.03(b)(i). Because the Market Capitalization-Based Note Conversion Price Amendment would result in the Conversion Price of the Notes up to the Market Capitalization-Based Maximum Conversion Amount falling to a price below the Minimum Price at the time of the original issuance of the Notes, we may not deliver shares of Common Stock upon conversion of the Notes in excess of 1% of the number of shares of our Common Stock outstanding as of April 14, 2024 unless we have obtained or obtain stockholder approval of such issuance. At our 2024 annual meeting of stockholders on December 16, 2024, we obtained the approval of our stockholders for the issuance of shares of Common Stock upon conversion of the Notes at the current Conversion Price in accordance with NYSE Listing Rules. Accordingly, we are seeking approval for the conversion of the Notes up to the Market Capitalization-Based Maximum Conversion Amount at the Conversion Floor Price, as set forth in the Market Capitalization-Based Note Conversion Price Amendment.

We are also seeking stockholder approval under NYSE Listing Rule 312.03(c). However, as noted above, we expect that the Market Capitalization-Based Note Conversion Price Amendment will contain provisions with respect to the voting of the shares of Common Stock issued upon conversion of the Notes requiring that RTW either (i) refrain from voting such shares or (ii) vote such shares in the same proportion as the shares of Common Stock voted by holders of our Common Stock who are not affiliated with RTW.

In addition, if the Market Capitalization-Based Note Conversion Price Amendment is approved by our stockholders and if all or a substantial portion of the Notes are converted (exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion), the issuance of shares of our Common Stock to RTW upon such conversion may result in a “change of control” for the purposes of Listing Rule 312.03(d). Therefore, we are soliciting stockholder approval for the conversion of the Notes up to the Market Capitalization-Based Maximum Conversion Amount at the Conversion Floor Price, as set forth in the Market Capitalization-Based Note Conversion Price Amendment, to satisfy such requirement.

Any shares of Common Stock issued upon conversion of the Notes prior to obtaining stockholder approval are not entitled to vote in favor of this Proposal 4. As of March 14, 2025, no Notes or any portion thereof had been converted and the Company had not issued any shares of Common Stock upon conversion of any Notes.

Rights and Limitations

Registration Rights

Pursuant to the Amended Note Purchase Agreement, the Company agreed to prepare, and, as soon as practicable but in no event later than 45 days after the closing of the transactions contemplated by the Amended Note Purchase Agreement, file with the SEC a registration statement under the Securities Act on appropriate form covering the resale of the full amount of the shares issuable upon conversion of the Notes. The Company filed a registration statement on Form S-1 (as amended, the “Original Resale Registration Statement”) registering for resale by RTW up to the full amount of the shares issuable upon conversion of the Notes, based on the current conversion rate of 24.6920 shares of Common Stock per $1,000 principal amount of Notes and exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion. The Original Resale Registration Statement was declared effective on October 7, 2024 and remains in effect. If the stockholders approve the Market Capitalization-Based Note Conversion Price Amendment Proposal, the Company will prepare and file with the SEC a registration statement (the “Additional Resale Registration Statement”) under the Securities Act on appropriate form covering the resale of the full amount of the shares issuable upon conversion of the Notes, in an amount up to the Market Capitalization-Based Maximum Conversion Amount, assuming such Notes are converted into shares at the Conversion Floor Price.

Conversion Shares

If the stockholders approve the Market Capitalization-Based Note Conversion Price Amendment Proposal, assuming only the full $10 million of Notes subject to the Market Capitalization-Based Note Conversion Price Amendment were converted at the Conversion Floor Price (exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion), such Notes would convert into 2,985,075 shares of our Common Stock, and RTW would beneficially own 45.0% of our Common Stock, based on 5,963,549 shares outstanding as of the Record Date.

If certain corporate events that constitute a Make-Whole Fundamental Change (as defined in the Amended Note Purchase Agreement) occur, then the Conversion Rate will, in certain circumstances, be increased for a specified period of time up to a maximum rate of an additional 25.8845 shares of Common Stock per $1,000 principal amount of Notes. In addition, calling any Note for redemption will also constitute a “Make-Whole Fundamental Change” with respect to that Note, in which case the Conversion Rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for redemption. In addition, the number of shares of Common Stock issuable upon conversion of the Notes may increase as interest on the Notes accrues.

Beneficial Ownership Limitations

Pursuant to the terms of the Amended Note Purchase Agreement, each Note Purchaser is subject to a beneficial ownership conversion limitation such that no Note Purchaser is permitted to convert Notes to the extent it would result in such Note Purchaser and its affiliates beneficially owning more than the beneficial ownership limitation, currently set at 9.99% of the outstanding shares of our Common Stock. We anticipate that the Market

Capitalization-Based Note Conversion Price Amendment will amend this limitation such that conversions upon the occurrence of the Market Capitalization Condition may occur.

Governance Rights

Pursuant to the terms of the Amended Note Purchase Agreement, until the Notes are converted or repaid in full, RTW is entitled to designate one representative to serve as a non-voting board observer to the Company’s Board. In August 2024, we expanded our Board from seven to eight members and in September 2024, we appointed Keith Johns to our Board, which was approved by RTW in satisfaction of certain obligations to RTW set forth in the Amended Note Purchase Agreement with respect to the designation of directors to our Board. On January 7, 2025, we entered into the Omnibus Amendment, pursuant to which RTW has the right to designate an additional director, initially R. Jason Richey, who was appointed to the Board effective as of December 30, 2024.

Reason for Seeking Stockholder Approval

As discussed above, Listing Rule 312.03(b)(i) requires us to obtain stockholder approval prior to the issuance of our Common Stock, or securities convertible into or exercisable for Common Stock, to an Active Related Party of the Company if the number of shares of Common Stock to be issued, or the number of shares of Common Stock into which the securities may be convertible or exercisable, exceeds 1% of the number of shares of Common Stock outstanding before the issuance and the transaction is not a cash sale for a price that is at least the NYSE Minimum Price. As a result of the Conversion Price of the Notes (up to the Market Capitalization-Based Maximum Conversion Amount) falling below the NYSE Minimum Price in connection with the Market Capitalization-Based Note Conversion Price Amendment, we must obtain approval for the issuance of Common Stock to RTW, an Active Related Party as determined by the NYSE, upon conversion of such Notes.

In addition, pursuant to Listing Rule 312.03(d), stockholder approval is required for any issuance that will result in a change of control of the issuer. If all or a substantial portion of the Market Capitalization-Based Maximum Conversion Amount of $10 million of Notes is converted at the Conversion Floor Price (exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion), the issuance of shares of our Common Stock to RTW upon such conversion may result in a “change of control” for the purposes of Listing Rule 312.03(d). Therefore, we are soliciting stockholder approval for the conversion of the Notes up to the Market Capitalization-Based Maximum Conversion Amount at the Conversion Floor Price, as set forth in the Market Capitalization-Based Note Conversion Price Amendment, to satisfy such requirement.

Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Listing Rule 312.03(b)(i), Listing Rule 312.03(c) and Listing Rule 312.03(d) and will also satisfy the Company’s requirements to obtain stockholder approval under the Omnibus Amendment.

In addition, as discussed above, failure to maintain a market capitalization above the Market Capitalization Condition may result in the de-listing of the Company’s securities from the NYSE. Accordingly, we believe that it is in the best interests of the Company and its stockholders to provide the Company with the ability to quickly increase its market capitalization through the issuance of shares upon conversion of the Notes in the event that the Market Capitalization Condition is triggered.

We also believe that the Market Capitalization-Based Note Conversion Price Amendment will provide the Company with the flexibility to reduce our overall debt burden and our payment obligations related thereto through the conversion of the Notes into shares of Common Stock, reducing the Company’s outstanding debt obligations and payment obligations related thereto if our Board determines that such deleveraging is in the best interest of the Company and our stockholders.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 4 is not approved by our stockholders, the Note Purchasers are less likely to convert the Notes and the Notes will remain outstanding cash obligations. If our market capitalization falls below the Market Capitalization Condition, then NYSE may initiate proceedings to delist our Common Stock. We believe that it is in the best interests of the Company and its stockholders to maximize the likelihood of conversion of the Notes, which conversion would increase our market capitalization, reduce our outstanding indebtedness and increase stockholders’ equity, and would contribute materially towards the Company’s ability to satisfy the listing requirements of the NYSE or of such other nationally recognized securities exchange on which the Company may apply to transfer the listing of the Common Stock.

To the extent we are prohibited from issuing shares of our Common Stock upon conversion of the Notes because stockholder approval of the issuance of such shares has not been obtained, then the Company must pay cash in lieu of issuing such shares upon conversion (to “Cash Settle”), at a price per share equal to the average of daily volume-weighted average prices of the Common Stock for the five trading days ending on the trading day immediately preceding the conversion date for such conversion.

We can give no assurances that sufficient funds will be available to Cash Settle the Notes if we are prohibited from issuing shares of Common Stock upon conversion of the Notes. Any such use of cash, if available, will reduce the funds available to the Company to operate its business, and we may have to significantly delay, scale back or discontinue the further development and commercialization efforts of one or more of our products, or may be forced to reduce or terminate our operations.

Interests of Certain Persons

When you consider the Board’s recommendation to vote in favor of this Proposal 4, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, RTW is a party to the transactions and has the nomination and approval rights described above. As a result, RTW has an interest in the approval of this Proposal 4.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the Market Capitalization-Based Note Conversion Price Amendment Proposal, the issuance of shares of our Common Stock upon conversion of the Notes on their current terms and on the terms set forth in the Market Capitalization-Based Note Conversion Price Amendment will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the Note Purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the Market Capitalization-Based Note Conversion Price Amendment cannot be fully determined as of the date hereof because the number of shares into which such securities may be converted will not be known until the applicable conversion date of the Notes.

Potential Negative Effect on Market Price

Upon the effectiveness of the Additional Resale Registration Statement, the shares of our Common Stock issued upon conversion of the Notes registered on the Additional Resale Registration Statement, as well as the shares of Common Stock issued upon conversion of the Notes registered on the Original Resale Registration Statement (as each may be amended in the future), will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our Common Stock may be sold by RTW in the public market. If there are significantly more shares of our Common Stock offered for sale than buyers are willing to purchase, then the market price of our Common Stock will decline to a market price at which buyers are willing to purchase the offered Common Stock and sellers remain willing to sell our Common Stock. The sale of the shares by RTW, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Required Vote and Recommendation of the Board for Proposal 4

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 4. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE MARKET CAPITALIZATION-BASED NOTE CONVERSION PRICE AMENDMENT PROPOSAL.

PROPOSAL 5: ADDITIONAL NOTE CONVERSION PRICE AMENDMENT PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve an amendment (the “Additional Note Conversion Price Amendment”) to the Amended Note Purchase Agreement to reduce the Conversion Price of up to $17 million in aggregate principal amount (the “Additional Maximum Conversion Amount”) of Notes from $40.50 to a price equal to a 5% discount to the trailing 5-day volume weighted average price (“VWAP”) of the Common Stock, but not less than the Conversion Floor Price. Stockholder approval is being sought to satisfy the requirements of NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d), which are described below.

Following the later of execution of the Additional Note Conversion Price Amendment and the approval thereof by our stockholders (the “Additional Amendment Effective Time”), regardless of whether the Market Capitalization Condition has been triggered:

•

RTW may provide the Company a notice to convert up to an additional $5 million aggregate principal amount of the Notes into shares of Common Stock at a Conversion Price equal to a 5% discount to the trailing 5-day VWAP of the Common Stock immediately prior to such notice, but not less than the Conversion Floor Price. RTW may submit the notice to convert such additional Notes at its sole discretion and the Company may accept or reject such notice at its sole discretion; and

•

During the 12-month period immediately following the Additional Amendment Effective Time (the “Additional Reduced Price Conversion Period”), RTW may provide the Company a notice to convert up to $1 million aggregate principal amount of the Notes per month (a “Monthly Conversion Notice”). If RTW does not provide such a Monthly Conversion Notice for any month during the Additional Reduced Price Conversion Period, it may include such $1 million in the Monthly Conversion Notice submitted in a subsequent month during the Additional Reduced Price Conversion Period, such that RTW may provide the Company with Monthly Conversion Notices for up to an aggregate of $12 million principal amount of Notes during the Additional Reduced Price Conversion Period. In each case, the Conversion Price shall be equal to a 5% discount to the trailing 5-day VWAP of the Common Stock immediately prior to the Monthly Conversion Notice, but not less than the Conversion Floor Price. RTW may submit a Monthly Conversion Notice to convert such additional Notes at its sole discretion and the Company may accept or reject such notice at its sole discretion.

The Additional Note Conversion Price Amendment is subject to the negotiation, finalization, execution and delivery of definitive documentation. We expect that the Additional Note Conversion Price Amendment will contain provisions with respect to the voting of the shares of Common Stock issued upon conversion of the Notes requiring that RTW either (i) refrain from voting such shares or (ii) vote such shares in the same proportion as the shares of Common Stock voted by holders of our Common Stock who are not affiliated with RTW.

We believe that the Additional Note Conversion Price Amendment will provide the Company with the flexibility to:

•	reduce our overall debt burden and our payment obligations related thereto;

•	increase our stockholders equity, which may contribute to our ability to satisfy the requirements of the NYSE or such other nationally recognized securities exchange; and

•	increase financial and operational flexibility as a result of the elimination of the requirement to comply with the covenants set forth in the Amended Note Purchase Agreement.

The Amended Note Purchase Agreement

On April 14, 2024, the Company entered into that certain Note Purchase Agreement with RTW, as agent for the Note Purchasers thereto from time to time, and Acquiom Agency Services LLC as collateral agent for the Note Purchasers and Principal Purchaser, as amended on April 16, 2024 by that certain First Amendment to the Note Purchase Agreement and on January 7, 2025 by that certain Omnibus Amendment by and among the Company,

RTW and the other parties thereto. Pursuant to the Amended Note Purchase Agreement, the Company issued and sold $48 million aggregate principal amount of the Notes to the Note Purchasers in a private placement transaction. The Company used the proceeds from the issuance of the Notes to repay all obligations under the Credit Agreement and Guaranty in full, as well as fees and expenses in connection therewith and in connection with the transactions contemplated by the Amended Note Purchase Agreement.

The current Conversion Rate of the Notes of 24.6920 shares of our Common Stock per $1,000 principal amount of Notes is equivalent to an effective Conversion Price of approximately $40.50 per share of Common Stock, which is the price determined by dividing $1,000 by the number of shares of Common Stock issuable upon such conversion. At the Conversion Floor Price, the Conversion Rate would be approximately 298.5 shares of Common Stock per $1,000 principal amount of Notes, up to the Additional Maximum Conversion Amount.

NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d)

NYSE Listing Rule 312.03(b)(i) provides that stockholder approval is required prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions to a director, officer, controlling shareholder or member of a control group, or any other substantial security holder of the issuer that has an affiliated person who is an officer or director of the company, if the number of shares of Common Stock to be issued, or the number of shares of Common Stock into which the securities may be convertible or exercisable, exceeds either 1.0% of the number of shares of Common Stock or 1.0% of the voting power outstanding before the issuance. In addition, NYSE Listing Rule 312.03(c) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. However, stockholder approval under NYSE Listing Rules 312.03(b)(i) and 312.03(c) is not required if such transaction is a cash sale for a price that is at least the “Minimum Price.”

As discussed in Proposal 1 above, “Minimum Price” is defined as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

In addition, NYSE Listing Rule 312.03(d) provides that stockholder approval is required for any issuance that will result in a change of control of the issuer. Under applicable NYSE guidance, a change of control may be deemed to occur if a substantial stockholder acquires shares of Common Stock resulting in the ownership of additional shares, even though such stockholder owns less than a majority of the total voting power of all of the listed company’s outstanding shares of Common Stock.

Note Conversion

The Notes are convertible into shares of our Common Stock at a Note Purchaser’s election at any time, subject to certain terms and limitations in the Amended Note Purchase Agreement, based on a current Conversion Rate of 24.6920 shares of Common Stock per $1,000 principal amount of Notes (equivalent to a Conversion Price of approximately $40.50 per share). At our 2024 annual meeting of stockholders on December 16, 2024, we obtained the approval of our stockholders for the issuance of shares of Common Stock upon conversion of the Notes in accordance with NYSE Listing Rules. A holder of Notes may not exercise the Notes if such holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. We anticipate that the Additional Note Conversion Price Amendment will amend this limitation such that conversions may occur following the Additional Amendment Effective Time.

Stockholder Approval Requirement

The NYSE determined that RTW is an Active Related Party under NYSE Listing Rule 312.03(b)(i). Because the Additional Note Conversion Price Amendment would result in the Conversion Price of the Notes up to the Additional Maximum Conversion Amount falling to a price below the Minimum Price at the time of the original issuance of the Notes, we may not deliver shares of Common Stock upon conversion of the Notes in excess of 1% of the number of shares of our Common Stock outstanding as of April 14, 2024 unless we have obtained or obtain stockholder approval of such issuance. At our 2024 annual meeting of stockholders on December 16, 2024, we obtained the approval of our stockholders for the issuance of shares of Common Stock upon conversion of the Notes at the current Conversion Price in accordance with NYSE Listing Rules. Accordingly, we are seeking approval for conversion of the Notes up to the Additional Maximum Conversion Amount at the Conversion Floor Price, as set forth in the Additional Note Conversion Price Amendment.

We are also seeking stockholder approval under NYSE Listing Rule 312.03(c). However, as noted above, we expect that the Additional Note Conversion Price Amendment will contain provisions with respect to the voting of the shares of Common Stock issued upon conversion of the Notes requiring that RTW either (i) refrain from voting such shares or (ii) vote such shares in the same proportion as the shares of Common Stock voted by holders of our Common Stock who are not affiliated with RTW.

In addition, if the Additional Note Conversion Price Amendment is approved by our stockholders and if all or a substantial portion of the Notes are converted (exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion), the issuance of shares of our Common Stock to RTW upon such conversion may result in a “change of control” for the purposes of Listing Rule 312.03(d). Therefore, we are soliciting stockholder approval for conversion of the Notes up to the Additional Maximum Conversion Amount at the Conversion Floor Price, as set forth in the Additional Note Conversion Price Amendment, to satisfy such requirement.

Any shares of Common Stock issued upon conversion of the Notes prior to obtaining stockholder approval are not entitled to vote in favor of this Proposal 5. As of March 14, 2025, no Notes or any portion thereof had been converted and the Company had not issued any shares of Common Stock upon conversion of any Notes.

Rights and Limitations

Registration Rights

Pursuant to the Amended Note Purchase Agreement, the Company agreed to prepare, and, as soon as practicable but in no event later than 45 days after the closing of the transactions contemplated by the Amended Note Purchase Agreement, file with the SEC a registration statement under the Securities Act on appropriate form covering the resale of the full amount of the shares issuable upon conversion of the Notes. The Company filed the Original Resale Registration Statement registering for resale by RTW up to the full amount of the shares issuable upon conversion of the Notes, based on the current conversion rate of 24.6920 shares of Common Stock per $1,000 principal amount of Notes and exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion. The Original Resale Registration Statement was declared effective on October 7, 2024 and remains in effect. If the stockholders approve the Additional Note Conversion Price Amendment Proposal, the Company will prepare and file with the SEC a registration statement under the Securities Act on appropriate form covering the resale of the full amount of the shares issuable upon conversion of the Notes, in an amount up to the Additional Maximum Conversion Amount, assuming such Notes are converted into shares at the Conversion Floor Price.

Conversion Shares

If the stockholders approve the Additional Note Conversion Price Amendment Proposal, assuming only the full $17 million of Notes subject to the Additional Note Conversion Price Amendment were converted at the Conversion Floor Price (exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion), such Notes would convert into 5,074,627 shares of our Common Stock, and RTW would beneficially own 55.4% of our Common Stock, based on 5,963,549 shares outstanding as of the Record Date.

If certain corporate events that constitute a Make-Whole Fundamental Change (as defined in the Amended Note Purchase Agreement) occur, then the Conversion Rate will, in certain circumstances, be increased for a specified period of time up to a maximum rate of an additional 25.8845 shares of Common Stock per $1,000 principal amount of Notes. In addition, calling any Note for redemption will also constitute a “Make-Whole Fundamental Change” with respect to that Note, in which case the Conversion Rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for redemption. In addition, the number of shares of Common Stock issuable upon conversion of the Notes may increase as interest on the Notes accrues.

Beneficial Ownership Limitations

Pursuant to the terms of the Amended Note Purchase Agreement, each Note Purchaser is subject to a beneficial ownership conversion limitation such that no Note Purchaser is permitted to convert Notes to the extent it would result in such Note Purchaser and its affiliates beneficially owning more than the beneficial ownership limitation, currently set at 9.99% of the outstanding shares of our Common Stock. We anticipate that the Additional Note Conversion Price Amendment will amend this limitation such that conversions may occur following the Additional Amendment Effective Time.

Governance Rights

Pursuant to the terms of the Amended Note Purchase Agreement, until the Notes are converted or repaid in full, RTW is entitled to designate one representative to serve as a non-voting board observer to the Company’s Board. In August 2024, we expanded our Board from seven to eight members and in September 2024, we appointed Keith Johns to our Board, which was approved by RTW in satisfaction of certain obligations to RTW set forth in the Amended Note Purchase Agreement with respect to the designation of directors to our Board. On January 7, 2025, we entered into the Omnibus Amendment, pursuant to which RTW has the right to designate an additional director, initially R. Jason Richey, who was appointed to the Board effective as of December 30, 2024.

Reason for Seeking Stockholder Approval

As discussed above, Listing Rule 312.03(b)(i) requires us to obtain stockholder approval prior to the issuance of our Common Stock, or securities convertible into or exercisable for Common Stock, to an Active Related Party of the Company if the number of shares of Common Stock to be issued, or the number of shares of Common Stock into which the securities may be convertible or exercisable, exceeds 1% of the number of shares of Common Stock outstanding before the issuance and the transaction is not a cash sale for a price that is at least the NYSE Minimum Price. As a result of the Conversion Price of the Notes (up to the Additional Maximum Conversion Amount) falling below the NYSE Minimum Price in connection with the Additional Note Conversion Price Amendment, we must obtain approval for the issuance of Common Stock to RTW, an Active Related Party as determined by the NYSE, upon conversion of such Notes.

In addition, pursuant to Listing Rule 312.03(d), stockholder approval is required for any issuance that will result in a change of control of the issuer. If all or a substantial portion of the Additional Maximum Conversion Amount of $17 million of Notes is converted at the Conversion Floor Price (exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion), the issuance of shares of our Common

Stock to RTW upon such conversion may result in a “change of control” for the purposes of Listing Rule 312.03(d). Therefore, we are soliciting stockholder approval for the conversion of the Notes up to the Additional Maximum Conversion Amount at the Conversion Floor Price, as set forth in the Additional Note Conversion Price Amendment, to satisfy such requirement.

Stockholder approval of this Proposal 5 will constitute stockholder approval for purposes of Listing Rule 312.03(b)(i), Listing Rule 312.03(c) and Listing Rule 312.03(d) and will also satisfy the Company’s requirements to obtain stockholder approval under the Omnibus Amendment.

As discussed above, we also believe that the Additional Note Conversion Price Amendment will provide the Company with the flexibility to reduce our overall debt burden and our payment obligations related thereo through the conversion of the Notes into shares of Common Stock, reducing the Company’s outstanding debt obligations and payment obligations related thereto if our Board determines that such deleveraging is in the best interest of the Company and our stockholders.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 5 is not approved by our stockholders, the Note Purchasers are less likely to convert the Notes and the Notes will remain outstanding cash obligations. We believe that it is in the best interests of the Company and its stockholders to maximize the likelihood of conversion of the Notes, which conversion would reduce our outstanding indebtedness and increase stockholders’ equity, and would contribute materially towards the Company’s ability to satisfy the listing requirements of the NYSE or of such other nationally recognized securities exchange on which the Company may apply to transfer the listing of the Common Stock.

To the extent we are prohibited from issuing shares of our Common Stock upon conversion of the Notes because stockholder approval of the issuance of such shares has not been obtained, then the Company must instead pay cash to Cash Settle the Notes at a price per share equal to the average of daily volume-weighted average prices of the Common Stock for the five trading days ending on the trading day immediately preceding the conversion date for such conversion.

We can give no assurances that sufficient funds will be available to Cash Settle the Notes if we are prohibited from issuing shares of Common Stock upon conversion of the Notes. Any such use of cash, if available, will reduce the funds available to the Company to operate its business, and we may have to significantly delay, scale back or discontinue the further development and commercialization efforts of one or more of our products, or may be forced to reduce or terminate our operations.

Interests of Certain Persons

When you consider the Board’s recommendation to vote in favor of this Proposal 5, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, RTW is a party to the transactions and has the nomination and approval rights described above. As a result, RTW has an interest in the approval of this Proposal 5.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the Additional Note Conversion Price Amendment Proposal, the issuance of shares of our Common Stock upon conversion of the Notes on their current terms and on the terms set forth in the Additional Note Conversion Price Amendment will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the Note Purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the Additional Note Conversion Price Amendment cannot be fully determined as of the date hereof because the number of shares into which such securities may be converted will not be known until the applicable conversion date of the Notes.

Potential Negative Effect on Market Price

Upon the effectiveness of the Additional Resale Registration Statement, the shares of our Common Stock issued upon conversion of the Notes registered on the Additional Resale Registration Statement, as well as the shares of Common Stock issued upon conversion of the Notes registered on the Original Resale Registration Statement (as each may be amended in the future), will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our Common Stock may be sold by RTW in the public market. If there are significantly more shares of our Common Stock offered for sale than buyers are willing to purchase, then the market price of our Common Stock will decline to a market price at which buyers are willing to purchase the offered Common Stock and sellers remain willing to sell our Common Stock. The sale of the shares by RTW, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Required Vote and Recommendation of the Board for Proposal 5

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 5. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADDITIONAL NOTE CONVERSION PRICE AMENDMENT PROPOSAL.

PROPOSAL 6: ADJOURNMENT PROPOSAL

Overview

If the Company fails to receive a sufficient number of votes to approve Proposals 1, 2, 3, 4 or 5, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose an adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposals 1, 2, 3, 4 and 5.

Vote Required

This Proposal 6 requires the affirmative vote of the holders of a majority of the votes properly cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of February 28, 2025 by:

•

each person (including any “group” as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than 5% of the issued and outstanding shares of our Common Stock;

•	each of our directors, director nominees and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, restricted stock units, and warrants that are currently exercisable or releasable or exercisable or releasable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of stock beneficially owned by them. Unless otherwise noted, the business address of each person listed in the table is c/o Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760.

The beneficial ownership of the shares of our Common Stock is based on 5,961,714 shares of our Common Stock issued and outstanding as of February 28, 2025.

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Directors and Named Executive Officers:
Shantanu Gaur (1)	103,747	1.7%
Krishna Gupta (2)	239,136	4.0%
Omar Ishrak (3)	159,523	2.7%
Chris Geberth (4)	16,762	*
Michael Davin (5)	9,668	*
Larson Doug Hudson (6)	604	*
Nicholas Lewin (7)	604	*
Milena Alberti-Perez (8)	1,000	*
R. Jason Richey	—	—
Keith B. Johns II	—	—
Brendan M. Gibbons (9)	3,175	*
Ojas Buch	—	—
All Current Directors and Executive Officers as a Group (Twelve Persons) (10)	591,406	9.6%
Five Percent Holders:
RTW (11)	1,050,053	17.6%
Leavitt Equity Partners III, L.P. (12)	462,762	7.8%

*	Less than one percent.
(1)

Consists of (i) 40,124 shares of Common Stock held by The Shantanu K. Gaur Revocable Trust Of 2021, of which Shantanu K. Gaur and Neha Gaur serve as trustees, (ii) 21,908 shares of Common Stock held by The Gaur Family Irrevocable Trust Of 2021, of which Steven M. Burke, Esq. and Neha Gaur serve as trustees and over which Ms. Gaur has voting and dispositive control, and (iii) 41,715 shares of Common Stock issuable upon exercise of options held by Shantanu Gaur within 60 days of February 28, 2025.

(2)

Consists of (i) 124,970 shares of Common Stock held by Romulus Growth Allurion L.P., (ii) 2,919 shares of Common Stock held by Romulus Capital I, L.P., (iii) 2,934 shares of Common Stock issuable upon exercise of a warrant held by Romulus Capital I, L.P., (iv) 35,252 shares of Common Stock held by Romulus Allurion Special Opportunity L.P., (v) 21,525 shares of Common Stock held by Samin Capital LLC, (vi) 37,572 shares of Common Stock held by Krishna Gupta, and (vii) 13,964 shares of Common Stock issuable upon vesting of restricted stock units held by Krishna Gupta within 60 days of February 28, 2025. Krishna Gupta is the general partner of Romulus Allurion Special Opportunity L.P., Romulus Growth Allurion L.P., and Romulus Capital I, L.P., and the manager of Samin Capital LLC.
(3)

Consists of (i) 28,410 shares held by Omar & Helen Ishrak Living Trust, (ii) 130,510 shares held by Compute Health Sponsor LLC, and (iii) 604 shares of Common Stock issuable upon vesting of restricted stock units held by Omar Ishrak within 60 days of February 28, 2025. Dr. Ishrak disclaims beneficial ownership over 54,743 shares in excess of his pecuniary interest in Compute Health Sponsor LLC.

(4)	Consists of 16,762 shares of Common Stock issuable upon exercise of options held by Christopher Geberth within 60 days of February 28, 2025.
(5)

Consists of (i) 2,608 shares of Common Stock, (ii) 6,456 shares of Common Stock issuable upon exercise of options held by Michael Davin within 60 days of February 28, 2025, and (iii) 604 shares of Common Stock issuable upon vesting of restricted stock units held by Michael Davin within 60 days of February 28, 2025.

(6)	Consists of 604 shares of Common Stock issuable upon vesting of restricted stock units held by Larson Douglas Hudson within 60 days of February 28, 2025.
(7)	Consists of 604 shares of Common Stock issuable upon vesting of restricted stock units held by Nicholas Lewin within 60 days of February 28, 2025.
(8)	Consists of 1,000 shares of Common Stock issuable upon vesting of restricted stock units held by Milena Alberti-Perez within 60 days of February 28, 2025.
(9)	Consists of 3,175 shares of Common Stock issuable upon exercise of options held by Brendan Gibbons within 60 days of February 28, 2025.
(10)

See footnotes 1 through 9 above. Also includes (i) 66,516 shares of Common Stock held by Ram Chuttani, and (ii) 7,433 shares of Common Stock issuable upon exercise of options held by Ram Chuttani within 60 days of February 28, 2025.

(11)

Beneficial ownership is as of February 20, 2025, based solely on a Schedule 13D/A filed jointly on February 24, 2025 with the SEC by RTW, RTW Master Fund, Ltd., a Cayman exempted company (“RTW Master Fund”), (iii) RTW Innovation Master Fund, Ltd., a Cayman exempted company (“RTW Innovation”), and (iv) Roderick Wong, M.D. RTW Investments is the investment advisor to certain funds including RTW Master Fund and RTW Innovation Master Fund (collectively, the “RTW Funds”). Consists of 1,050,053 shares of Common Stock beneficially owned by RTW. The Notes held by the RTW Funds are subject to a beneficial ownership conversion limitation such that the RTW Funds cannot convert Notes to the extent it would result in the RTW Funds and their affiliates beneficially owning more than 9.99% of the Company’s outstanding shares of common stock. The July 2024 Public Warrants and July 2024 Private Placement Warrants held by the RTW Funds are subject to a beneficial ownership exercise limitation which is currently set at 4.99% and can be increased to 9.99% upon 61 days’ prior notice by RTW. RTW, in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by RTW, except to the extent of his pecuniary interest therein. The address and principal office of RTW is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.

(12)

Beneficial ownership is based solely on a Schedule 13G filed jointly on February 26, 2025 with the SEC by Leavitt Equity Partners III, LLC, and consists of 462,752 shares of Common Stock beneficially owned by Leavitt Equity Partners III, LLC, LEP Management LLC, Leavitt Legacy, LLC and Taylor Leavitt (collectively, the “Leavitt Funds”). The Private Placement Warrants held by the Leavitt Funds are subject to a beneficial ownership exercise limitation which is currently set at 4.99%. The address and principal office of the Leavitt Funds is 95 South State Street, Suite 2190, Salt Lake City, UT 84111.

ADDITIONAL INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review the Company’s electronically-filed reports, proxy and information statements on the SEC’s website at www.sec.gov or on the Company’s website at investors.allurion.com/financials/sec-filings/. Information included on the Company’s website is not a part of this Proxy Statement.

You should rely only on the information contained in this Proxy Statement or on information to which the Company has referred you. The Company has not authorized anyone else to provide you with any information. You should not assume that the information contained in this document is accurate as of any date other than the date on the cover page hereof, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

If you have more questions about this Proxy Statement or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please contact our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with the Board by writing to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. Pursuant to our Bylaws, only those matters set forth in the Notice of Special Meeting may be considered and acted upon at the Special Meeting.

STOCKHOLDER PROPOSALS

Stockholder Proposals under Rule 14a-8

Under Rule 14a-8 of the Exchange Act, notice of proposals of stockholders for inclusion in the proxy statement and form of proxy, including director nominees, for the Company’s 2025 Annual Meeting of Stockholders must be received by the Company in writing at its principal executive offices no later than the close of business on July 11, 2025. Such proposals must comply with applicable requirements of federal securities laws and the procedures as set forth in our Bylaws. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

Stockholder Proposals outside of Rule 14a-8

Stockholders of record who do not submit a proposal for inclusion in the Company’s proxy materials under Rule 14a-8, but instead intend to introduce an item of business at the 2025 Annual Meeting of Stockholders, must provide advance written notice in accordance with, and comply with all other relevant procedures as set forth in, our Bylaws. We must receive written notice of your intention to introduce a nomination or other mater of business at the 2025 Annual Meeting of Stockholders not later than the close of business on the 90th day prior to the one-year anniversary of the Annual Meeting, or September 12, 2025 and no earlier than the close of business on the 120th day prior to such one-year anniversary, or August 13, 2025. Notwithstanding the foregoing, if our 2025 Annual Meeting of Stockholders is first convened more than 30 before or more than 60 days after December 11, 2025, notice from the stockholder must be received no later than the later of the close of business on the 90th day prior to the scheduled meeting date or the 10th day following the day we first publicly announce the date of the 2025 Annual Meeting of Stockholders. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

Stockholder Solicitation of Proxies under Rule 14a-19

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760. If a stockholder fails to comply with any applicable requirements of the Exchange Act, including, but not limited to, Rule 14a-19, such stockholder’s proposed nomination or proposed business shall be deemed to have not been made in compliance with our Bylaws and will be disregarded.

Additional Information

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the requirements outlined above or other applicable requirements. It is suggested that stockholders submit their proposals by certified mail, return receipt requested, or by electronic means that permit such stockholder to verify the date of delivery to the Company.

Additionally, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the 2025 Annual Meeting of Stockholders to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. To be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such written instrument or electronic transmission, or a reliable reproduction, to the presiding officer at the 2025 Annual Meeting of Stockholders.

EXPENSES AND SOLICITATIONS

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Special Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

In addition, we have engaged Innisfree to assist with the solicitation of proxies for the Special Meeting. The Company will pay Innisfree a fee of $35,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders with such stockholder’s consent, if required. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we will deliver only one set of proxy materials to multiple stockholders who share an address and who have consented to such delivery, if required, unless and until we receive contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

If you prefer to receive separate copies of the proxy materials, please contact Innisfree, our proxy solicitor, toll-free at (877) 750-9499 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Innisfree at the above phone number or address.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. WE ENCOURAGE YOU TO PROMPTLY VOTE YOUR SHARES.

ALLURION TECHNOLOGIES, INC.

11 HURON DRIVE

NATICK, MA 01760

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ALUR2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V64353-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLURION TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve the repricing of certain warrants to purchase common stock, par value $0.0001 per share (the “Common Stock”), issued in July 2024, in accordance with New York Stock Exchange (“NYSE”) Listing Rule 312.03(c).	☐	☐	☐

2.	To approve the issuance of shares of Common Stock upon the exercise of the warrants to purchase Common Stock issued in January 2025, in accordance with NYSE Listing Rule 312.03(c).	☐	☐	☐

3.	To approve the issuance of shares of Common Stock upon the exercise of the warrants to purchase Common Stock issued in February 2025, in accordance with NYSE Listing Rule 312.03(c).	☐	☐	☐

4.	To approve an amendment to the Note Purchase Agreement, dated April 14, 2024, by and between the Company and the other parties named thereto, as amended from time to time (the “Note Purchase Agreement”), which would, if, at any time, the Company’s market capitalization falls below $15 million (the “Market Capitalization Condition”), reduce the effective conversion price (the “Conversion Price”) of up to $10 million aggregate principal amount of the convertible senior secured notes sold pursuant to the Note Purchase Agreement (“Notes”) as set forth in the proposal, in accordance with NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d).	☐	☐	☐

5.	To approve an amendment to the Amended Note Purchase Agreement, which would, without regard to the Market Capitalization Condition, for a period beginning on the date of stockholder approval of such proposal and ending on the first anniversary thereof, reduce the effective Conversion Price of up to an additional $17 million aggregate principal amount of Notes as set forth in the proposal, in accordance with NYSE Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d).	☐	☐	☐

6.	To approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 1, 2, 3, 4 and 5.	☐	☐	☐

Note: The proxy holders are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any postponements, continuations, or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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V64354-TBD

Allurion Technologies, Inc. SPECIAL MEETING OF STOCKHOLDERS APRIL 4, 2025 - 12:00 P.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Shantanu Gaur and Brendan Gibbons, or either of them, as proxies, each with the power to appoint such proxy’s substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Allurion Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 p.m. Eastern Time, on April 4, 2025, via live audio webcast atwww.virtualshareholdermeeting.com/ALUR2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE